UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 23, 2007

THE CHEESECAKE FACTORY INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	0-20574 (Commission File Number)	51-0340466 (IRS Employer Identification No.)

26901 Malibu Hills Road Calabasas Hills, California 91301 (Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (818) 871-3000
Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 — FINANCIAL INFORMATION

ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated April 24, 2007, The Cheesecake Factory Incorporated announced financial results for the Company’s first quarter of fiscal 2007, which ended on April 3, 2007.

The full text of the press release is attached as Exhibit 99.1 to this report and is herein incorporated by reference.

SECTION 8 — OTHER EVENTS

ITEM 8.01     OTHER EVENTS

In a press release dated April 23, 2007, The Cheesecake Factory Incorporated announced that it will present at the Tenth Annual Lehman Brothers Retail Conference in New York City on May 1, 2007 at 2:30 p.m. Eastern Time.  David Overton, Chairman and CEO, and Michael Dixon, Senior Vice President and CFO, will be presenting on behalf of the Company.

The presentation will be webcast on the Company’s website at thecheesecakefactory.com and can be accessed by clicking on the “Investors” link from the home page, followed by the “Financial Information” and “Webcasts” links.  An archive of the webcast will be available following the live presentation through May 31, 2007.

The full text of this press release is attached as Exhibit 99.2 to this report and is herein incorporated by reference.

In a press release dated April 24, 2007, The Cheesecake Factory Incorporated announced that it opened its 124th Cheesecake Factory restaurant at the Brandon Town Center Mall in Brandon, Florida on April 23, 2007.  The restaurant contains approximately 10,200 square feet and 275 seats.

The full text of this press release is attached as Exhibit 99.3 to this report and is herein incorporated by reference.

SECTION 9 — FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)         Exhibits

99.1                           Press release dated April 24, 2007 entitled, “The Cheesecake Factory Reports Results for First Quarter of Fiscal 2007; Company Reports Positive Comparable Restaurant Sales”

99.2                           Press release dated April 23, 2007 entitled, “The Cheesecake Factory to Present at the Tenth Annual Lehman Brothers Retail Conference”

99.3                           Press release dated April 24, 2007 entitled, “The Cheesecake Factory Opens in Brandon, Florida”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2007		THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ MICHAEL J. DIXON
Michael J. Dixon
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Description

99.1

Press release dated April 24, 2007 entitled, “The Cheesecake Factory Reports Results for First Quarter of Fiscal 2007; Company Reports Positive Company Restaurant Sales”

99.2

Press release dated April 23, 2007 entitled, “The Cheesecake Factory to Present at the Tenth Annual Lehman Brothers Retail Conference

99.3

Press release dated April 24, 2007 entitled, “The Cheesecake Factory Opens in Brandon, Florida”